Exhibit 4.4
ARCHER-DANIELS-MIDLAND COMPANY
and
THE BANK OF NEW YORK MELLON,
as Trustee
THIRD SUPPLEMENTAL INDENTURE
Dated as of April 4, 2011
          THIS THIRD SUPPLEMENTAL INDENTURE, dated as of April 4, 2011 (this “Third Supplemental Indenture”), between Archer-Daniels-Midland Company, a corporation duly organized and existing under the laws of the State of Delaware (the “Company”), and The Bank of New York Mellon, as trustee (the “Trustee”), amends and supplements the First Supplemental Indenture, dated as of June 3, 2008 (the “First Supplemental Indenture”), between the Company and the Trustee (formerly known as The Bank of New York), the Second Supplemental Indenture, dated as of November 29, 2010, between the Company and the Trustee (the “Second Supplemental Indenture”), and the Indenture, dated as of September 20, 2006 between the Company and the Trustee (as successor to JPMorgan Chase Bank, N.A.), governing the issuance of debt securities (the “Base Indenture”). The Base Indenture, as amended and supplemented by the First Supplemental Indenture and the Second Supplemental Indenture shall be referred to herein as the “Original Indenture,” and the Original Indenture, as amended and supplemented by this Third Supplemental Indenture, shall be referred to as the “Indenture.”
RECITALS
          WHEREAS, the Company executed and delivered the Base Indenture to the Trustee to provide for the future issuance of the Company’s unsecured debentures, notes or other evidences of indebtedness (the “Securities”), to be issued from time to time in one or more series as might be determined by the Company under the Base Indenture;
          WHEREAS, the Company executed and delivered the First Supplemental Indenture to provide for the issuance and Remarketing of the Company’s 4.70% Debentures due 2041 (the “4.70% Debentures”);
          WHEREAS, the Company executed and delivered the Second Supplemental Indenture to provide for the Remarketing of the 4.70% Debentures in two or more tranches;
          WHEREAS, in accordance with the terms of the Original Indenture, and as permitted by Section 901(9) thereof, and in connection with the Remarketing of the 4.70% Debentures, the Company wishes to amend the form and terms of the 4.70% Debentures by dividing the 4.70% Debentures into two series of Securities under the Indenture and so that such form and terms shall be as set forth in this Third Supplemental Indenture, such 4.70% Debentures, as so amended, to consist of two series of Securities under the Indenture to be known as the 4.479% Notes due 2021 (the “4.479% Notes”) and the 5.765% Debentures due 2041 (the “5.765% Debentures,” together with the 4.479% Notes, herein called the “Debt Securities”);
          WHEREAS, pursuant to Section 901(9) of the Original Indenture, which allows for the correction of a defective or inconsistent provision, the Company desires to include in this Third Supplemental Indenture an amendment to the First Supplemental Indenture that changes the effectiveness of a new maturity date for the Securities issued under the Indenture in connection with a Remarketing of the 4.70% Debentures from the Purchase Contract Settlement Date to the Remarketing Settlement Date; and
          WHEREAS, the Company has requested that the Trustee execute and deliver this Third Supplemental Indenture, and all requirements necessary to make this Third Supplemental Indenture a valid, binding and enforceable instrument in accordance with its terms, and to make the Debt Securities, when executed by the Company and authenticated and delivered by the Trustee, the valid, binding and enforceable obligations of the

Company, have been done and performed, and the execution and delivery of this Third Supplemental Indenture has been duly authorized in all respects.
          NOW, THEREFORE, in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE I
DEFINITIONS
          Section 1.01 Relation to Original Indenture. This Third Supplemental Indenture supplements and amends the Original Indenture solely with respect to the 4.70% Debentures.
          Section 1.02 Definition of Terms. For all purposes of this Third Supplemental Indenture:
                    (a) a term not defined herein that is defined in the Original Indenture has the same meaning when used in this Third Supplemental Indenture;
                    (b) the definition of any term in this Third Supplemental Indenture that is also defined in the Original Indenture shall supersede the definition of such term in the Original Indenture;
                    (c) a term not defined herein or in the Original Indenture shall have the meaning set forth in the Purchase Contract and Pledge Agreement;
                    (d) a term defined anywhere in this Third Supplemental Indenture has the same meaning throughout;
                    (e) the singular includes the plural and vice versa; and
                    (f) headings are for convenience of reference only and do not affect interpretation.
ARTICLE II
GENERAL TERMS AND CONDITIONS OF THE DEBT SECURITIES
          Section 2.01 Designation and Principal Amount. The 4.70% Debentures, as amended hereby, shall be divided into two series of Securities under the Indenture, with the series known as the 4.479% Notes due 2021 limited in aggregate principal amount to$750,000,000 and the series known as the 5.765% Debentures due 2041 limited in aggregate principal amount to $1,000,000,000 ; provided, however, that the Company, without notice to or consent of the Holders of either series of Debt Securities, may issue additional Securities of either series of Debt Securities and thereby increase such principal amount in the future, on the same terms and conditions (except for issue date, public offering price and, if applicable, the date from which interest accrues and the first Interest Payment Date) and with the same CUSIP number as the Debt Securities of such series. The Securities of either series of Debt Securities may be issued from time to time upon written order of the Company for the authentication and delivery of Debt Securities of such series pursuant to Section 303 of the Base Indenture.
          Section 2.02 Maturity. Unless an Optional Redemption occurs prior to such Debt Security’s respective Maturity Date (defined below), the date upon which the 4.479% Notes shall become due and payable at final maturity, together with any accrued and unpaid interest, is March 1, 2021 (the “4.479% Notes Maturity Date”), and the date upon which the 5.765% Debentures shall become due and payable at final maturity, together with any accrued and unpaid interest, is March 1, 2041 (the “5.765% Debentures Maturity Date,” together with the 4.479% Notes Maturity Date, herein called the “Maturity Date.”)
          Section 2.03 Payment and Appointment. Principal of and interest on the Debt Securities will be payable, the transfer of such Debt Securities will be registrable, and such Debt Securities will be exchangeable for Debt Securities of the same series of a like aggregate principal amount bearing identical terms and provisions, at the office or agency of the Company maintained for such purpose in the Borough of Manhattan, The City of New York, which shall initially be the Corporate Trust Office of the Trustee; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Holder at such address as shall appear in the Security

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Register or by wire transfer to an account appropriately designated by the Holder entitled to payment at least 10 Business Days prior to the applicable Interest Payment Date. Payments with respect to any Global Debt Security will be made by wire transfer to the Depositary.
          No service charge shall be made for any registration of transfer or exchange of the Debt Securities, but the Company may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.
          The Paying Agent and Security Registrar for the Debt Securities shall initially be the Trustee.
          The Debt Securities shall be issuable in denominations of $1,000 and integral multiples of $1,000 in excess thereof.
          Section 2.04 Global Debt Securities. Each series of Debt Securities will be issued in permanent global form as one or more global securities (each, a “Global Debt Security”), and the Depositary shall be The Depository Trust Company or such other depositary as any officer of the Company may from time to time designate. Debt Securities represented by the Global Debt Securities will be exchangeable for Debt Securities of the applicable series in certificated form only (x) if the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for the Global Debt Securities of such series or if at any time the Depositary ceases to be a clearing agency registered under the Exchange Act, and the Company has not appointed a successor Depositary within 90 days of that notice or of its becoming aware of such cessation, (y) an Event of Default with respect to such Debt Securities has occurred under the Indenture and is continuing, and the Depositary requests the issuance of certificated Debt Securities of the applicable series, or (z) subject to the Depositary’s procedures, the Company determines not to have the Debt Securities of such series represented by a Global Debt Security; provided that the Debt Securities of the applicable series in certificated form so issued in exchange for the Global Debt Securities representing such series shall be in denominations of $1,000 or any whole multiple of $1,000 above that amount and be of like aggregate principal amount and tenor as the portion of the Global Debt Securities to be exchanged. Except as provided above, owners of beneficial interest in a Global Debt Security will not be entitled to receive physical delivery of Debt Securities of the applicable series in certificated form and will not be considered the Holders thereof for any purpose under the Indenture. Unless and until such Global Debt Security is exchanged for Debt Securities of the applicable series in certificated form, Global Debt Securities may be transferred, in whole but not in part, and any payments on the Debt Securities shall be made, only to the Depositary or a nominee of the Depositary, or to a successor Depositary selected or approved by the Company or to a nominee of such successor Depositary. Any Global Debt Security that is exchangeable pursuant to clause (x) of the second sentence of this Section 2.04 shall be exchangeable for Debt Securities of the applicable series in certificated form registered in such names as the Depositary shall direct.
          Section 2.05 Interest.
                    (a) The 4.479% Notes will bear interest at the rate of 4.479% per year (the “4.479% Notes Coupon Rate”) from and including the Remarketing Settlement Date to, but excluding, the 4.479% Notes Maturity Date. The 5.765% Debentures will bear interest at the rate of 5.765% per year (the “5.765% Debentures Coupon Rate,” together with the 4.479% Notes Coupon Rate, herein called the “Coupon Rate”) from and including the Remarketing Settlement Date to, but excluding, the 5.765% Debentures Maturity Date. The Debt Securities shall bear interest, to the extent permitted by law, on any overdue principal and interest at the applicable Coupon Rate, compounded semiannually.
                    (b) Interest on the Debt Securities shall be payable semiannually in arrears on March 1 and September 1 of each year, commencing September 1, 2011, to the Person in whose name the relevant Debt Securities are registered at the close of business on the February 15 or August 15 (whether or not a Business Day) (the “Regular Record Date”) next preceding such Interest Payment Date.
                    (c) On September 1, 2011, the first Interest Payment Date, interest on the Debt Securities will be paid in an amount equal to (a) interest at the rate of 4.70% per year from and including March 1, 2011 to, but not including, the Remarketing Settlement Date and (b) interest at the applicable Coupon Rate from and including the Remarketing Settlement Date to, but not including, such Interest Payment Date.

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                    (d) The amount of interest payable for any full Interest Period will be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of interest payable for any period shorter than a full Interest Period for which interest is computed will be computed on the basis of a 30-day month and, for any period less than a month, on the basis of the actual number of days elapsed per 30-day month. In the event that any scheduled Interest Payment Date falls on a day that is not a Business Day, then payment of interest payable on such Interest Payment Date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay).
          Section 2.06 No Defeasance. Section 403 of the Original Indenture shall not apply to the Debt Securities.
          Section 2.07 No Sinking Fund or Repayment at Option of the Holder. The Debt Securities are not entitled to the benefit of any sinking fund and Article Twelve of the Original Indenture shall not apply to the Debt Securities.
          Section 2.08 Effect of Change of Control. The Debt Securities are subject to purchase by the Company at the option of the Holders thereof upon the occurrence of a Change of Control Triggering Event, upon the terms and subject to the conditions set forth in the form of 4.479% Note attached as Exhibit A hereto or the form of 5.765% Debenture attached as Exhibit B hereto, as applicable.
          Section 2.09 Paying Agent. The Company initially appoints the Trustee as the Paying Agent for the Debt Securities.
ARTICLE III
REDEMPTION OF THE DEBT SECURITIES
          Section 3.01 Optional Redemption. On or after June 1, 2013, the Company may redeem the Debt Securities of either series, in whole at any time or in part from time to time, at a Redemption Price (the “Redemption Price”) payable on the Redemption Date equal to (A) the greater of (i) 100% of the principal amount of the Debt Securities to be redeemed on that Redemption Date, and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Debt Securities being redeemed on that Redemption Date (not including any portion of such payments of interest accrued as of the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate (as defined below), plus 15 basis points, in the case of the 4.479% Notes, or 20 basis points, in the case of the 5.765% Debentures, plus (B) accrued and unpaid interest thereon to the Redemption Date. Notwithstanding the foregoing, installments of interest on Debt Securities that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant record date according to the Debt Securities and the Indenture.
     For purposes of this Section 3.01, the following terms will be applicable:
     “Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term (as measured from the Redemption Date) of the Debt Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Debt Securities.
     “Comparable Treasury Price” means, with respect to any Redemption Date, (1) if the Quotation Agent obtains four or more Reference Treasury Dealer Quotations, the average of such quotations, after excluding the highest and lowest of such quotations, or (2) if the Quotation Agent obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations, or (3) if only one Reference Treasury Dealer Quotation is received, such quotation.
     “Quotation Agent” means any Reference Treasury Dealer appointed by the Company.
     “Reference Treasury Dealer” means (1) each of Citigroup Global Markets Inc., J.P. Morgan Securities LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated (or their respective affiliates that are Primary Treasury Dealers) and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer, and (2) any other Primary Treasury Dealer selected by the Company.

     “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the applicable Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.
     “Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for such Redemption Date.
          The Company may at any time irrevocably waive its right to redeem the Debt Securities of either series for any specified period (including the remaining term of such Debt Securities). The Company may not redeem Debt Securities under this Section 3.01 if such Debt Securities have been accelerated and such acceleration has not been rescinded or unless all accrued and unpaid interest has been paid in full on all such Debt Securities then outstanding for all Interest Periods terminating on or prior to the Redemption Date.
          Section 3.02 Notice of Redemption. Notwithstanding Section 1104 of the Indenture, the notice of such redemption need not set forth the Redemption Price but only the manner of calculation thereof. The Company shall give the Trustee notice of the Redemption Price promptly after the calculation thereof and the Trustee shall not be responsible for such calculation. Notice of any redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of the Debt Securities to be redeemed.
          Section 3.03 Effect of Redemption. Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Debt Securities or portions thereof called for redemption.
          Section 3.04 No Other Redemption. Except as set forth in this Article III, the Debt Securities shall not be redeemable by the Company prior to the Maturity Date.
ARTICLE IV
FORM OF DEBT SECURITIES
          Section 4.01 Form of 4.479% Note. The 4.479% Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms attached as Exhibit A hereto, with such changes therein as the officers of the Company executing the 4.479% Notes (by manual or facsimile signature) may approve, such approval to be conclusively evidenced by their execution thereof.
          Section 4.02 Form of 5.765% Debenture. The 5.765% Debentures and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms attached as Exhibit B hereto, with such changes therein as the officers of the Company executing the 5.765% Debentures (by manual or facsimile signature) may approve, such approval to be conclusively evidenced by their execution thereof.
ARTICLE V
ORIGINAL ISSUE OF DEBT SECURITIES
          Section 5.01 Original Issue of 4.479% Notes. 4.479% Notes in the aggregate principal amount of $750,000,000 may, upon execution of this Third Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said 4.479% Notes to or upon the written order of the Company pursuant to Section 303 of the Base Indenture without any further action by the Company (other than as required by the Original Indenture).
          Section 5.02 Original Issue of 5.765% Debentures. 5.765% Debentures in the aggregate principal amount of $1,000,000,000 may, upon execution of this Third Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said 5.765% Debentures to or upon the written order of the Company pursuant to Section 303 of the Base Indenture without any further action by the Company (other than as required by the Original Indenture).

ARTICLE VI
SUPPLEMENTAL INDENTURES
          Section 6.01 Supplemental Indentures without Consent of Holders of Debt Securities. As set forth in Section 901 of the Original Indenture, the Company and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental thereto for the purpose of adding certain provisions or changing certain provisions of the Indenture without the consent of the Holders of the Debt Securities. Solely with respect to the Debt Securities, in addition to clauses (1) through (9) of Section 901 of the Original Indenture, the Company and the Trustee may enter into a supplemental indenture to modify the terms of either series of the Debt Securities to cure any ambiguity or correct any inconsistency (provided that any amendment made solely to conform the provisions of this Third Supplemental Indenture to the “Description of the Remarketed Debentures” contained in the prospectus supplement related to the offering of the Debt Securities shall not be deemed to adversely affect the interests of the Holder of Debt Securities).
ARTICLE VII
AMENDMENT TO THE INDENTURE
          Section 7.01 Amendment to Section 6.02 of the First Supplemental Indenture. Section 6.02 of the First Supplemental Indenture is hereby deleted in its entirety and replaced with the following:
          Section 6.02 Supplemental Indentures without Consent of Holders of Debentures. As set forth in Section 901 of the Base Indenture, the Company and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental thereto for the purpose of adding certain provisions or changing certain provisions of the Base Indenture or this First Supplemental Indenture without the consent of the Holders of the Debentures. Solely with respect to the Debentures, in addition to clauses (1) through (9) of Section 901 of the Base Indenture, the Company and the Trustee may enter into a supplemental indenture to modify the terms of the Debentures (x) to cure any ambiguity or correct any inconsistency (provided that any amendment made solely to conform the provisions of this First Supplemental Indenture to the “Description of the Debentures” contained in the prospectus supplement related to the offering of the Corporate Units of which the Debentures form a part shall not be deemed to adversely affect the interests of the Holder of Debentures) and (y) in connection with the Remarketing, in each case to be effective on and after the Remarketing Settlement Date to provide for the Debentures to mature at any time earlier than June 1, 2041, to have different interest rates, redemption provisions and other terms; provided that the Debentures may not mature earlier than June 1, 2013; provided further that in the case of clause (y) above, that notice of such modification of the terms must be provided to Holders and prospective purchasers of the Debentures prior to such time (which notice, if applicable, may be in the form of the prospectus used for the Remarketing of the Debentures delivered to the Holders of the Debentures).
ARTICLE VIII
MISCELLANEOUS
          Section 8.01 Ratification of Indenture. The Original Indenture, as supplemented by this Third Supplemental Indenture, is in all respects ratified and confirmed, and this Third Supplemental Indenture shall be deemed part of the Original Indenture in the manner and to the extent herein and therein provided.
          Section 8.02 Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Third Supplemental Indenture.
          Section 8.03 New York Law to Govern. THIS THIRD SUPPLEMENTAL INDENTURE AND THE DEBT SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
          Section 8.04 Separability. In case any one or more of the provisions contained in this Third Supplemental Indenture or in the Debt Securities or either of them shall for any reason be held to be invalid, illegal or unenforceable in any respect, then, to the extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provisions of this Third Supplemental Indenture or of the Debt Securities, but this Third

Supplemental Indenture and the Debt Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.
          Section 8.05 Counterparts. This Third Supplemental Indenture may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.
ARTICLE IX
TAX TREATMENT
          Section 9.01 Tax Treatment. The Company agrees, and by acceptance of a Debt Security, each Holder will be deemed to have agreed, to treat the Debt Securities as indebtedness for U.S. federal income tax purposes, which indebtedness is not subject to the contingent payment debt regulations.

          IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed, as of the day and year first written above.

ARCHER-DANIELS-MIDLAND COMPANY
By:	/s/ Ray G. Young
	Name:	Ray G. Young
	Title:	Senior Vice President and Chief Financial Officer

THE BANK OF NEW YORK MELLON, as Trustee
By:	/s/ Laurence J. O’Brien
	Name:	Laurence J. O’Brien
	Title:	Vice President

EXHIBIT A
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), OR A NOMINEE OF THE DEPOSITORY TRUST COMPANY. THIS NOTE IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY TO A NOMINEE OF THE DEPOSITORY TRUST COMPANY OR BY A NOMINEE OF THE DEPOSITORY TRUST COMPANY TO THE DEPOSITORY TRUST COMPANY OR ANOTHER NOMINEE OF THE DEPOSITORY TRUST COMPANY.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
ARCHER-DANIELS-MIDLAND COMPANY
4.479% Note due 2021

CUSIP No.: 039483 BB7

ISIN NUMBER: US039483BB75

No.	$[ ]
          Archer-Daniels-Midland Company, a corporation organized and existing under the laws of Delaware (hereinafter called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co., or registered assigns, the principal sum of            DOLLARS ($            ) on March 1, 2021 (such date is hereinafter referred to as the “Maturity Date”), and to pay interest thereon from the Remarketing Settlement Date or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on March 1 and September 1 of each year, commencing September 1, 2011, at the rate of 4.479% per annum (the “Coupon Rate”) until the principal hereof is paid or duly provided for or made available for payment; provided that, on September 1, 2011, the first Interest Payment Date, interest on this Note will be paid in an amount equal to (a) interest at the rate of 4.70% per year from and including March 1, 2011 to, but not including, the Remarketing Settlement Date and (b) interest at the Coupon Rate from and including the Remarketing Settlement Date to, but not including, such Interest Payment Date. This Note shall bear interest, to the extent permitted by law, on any overdue principal, premium, if any, and interest at the rate of interest then in effect hereon, compounded semiannually. The amount of interest payable for any period shorter than a full Interest Period for which interest is computed will be computed on the basis of a 30-day month and, for any period less than a month, on the basis of the actual number of days elapsed per 30-day month. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the February 15 or August 15 (whether or not a Business Day) (a “Regular Record Date”) next preceding such Interest Payment Date.
          Except as set forth above, payment of the principal of, and premium, if any, and interest on this Note will be made at the office or agency of the Company maintained for that purpose in The Borough of Manhattan, The City of New York, which shall initially be the Corporate Trust Office of the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Holder at such address as shall appear in the Security Register or by wire transfer to an account appropriately designated by the Holder entitled to payment at least 10 Business Days prior to the applicable Interest Payment Date. Payments with respect to any Global Note will be made by wire transfer to the Depositary.
          Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:	ARCHER-DANIELS-MIDLAND COMPANY
By
Its Vice President and Treasurer

[Seal]	Attest
Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture. THE BANK OF NEW YORK MELLON as Trustee
By
Authorized Signatory

REVERSE OF NOTE
          This Note is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture (the “Base Indenture”), dated as of September 20, 2006, between the Company and The Bank of New York Mellon (as a successor to JPMorgan Chase Bank, N.A.), as Trustee (herein called the “Trustee,” which term includes any successor trustee), as amended and supplemented by the First Supplemental Indenture, dated as of June 3, 2008, between the Company and the Trustee (formerly known as The Bank of New York) (the “First Supplemental Indenture”), the Second Supplemental Indenture, dated as of November 29, 2010, between the Company and the Trustee (the “Second Supplemental Indenture”), and the Third Supplemental Indenture, dated as of April 4, 2011, between the Company and the Trustee (the “Third Supplemental Indenture” and, together with the Base Indenture, First Supplemental Indenture and Second Supplemental Indenture, the “Indenture”), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $750,000,000 (herein called the “Notes”); provided, however, that the Company, without notice to or consent of the Holders, may issue additional Securities of this series and thereby increase such principal amount in the future, on the same terms and conditions (except for issue date, public offering price and, if applicable, the date from which interest accrues and the first Interest Payment Date) and with the same CUSIP number as the Securities of this series.
          All terms used in this Note that are defined in the Indenture shall have the meaning assigned to them in the Indenture.
          On or after June 1, 2013, the Company may redeem the Notes, in whole at any time or in part from time to time, at a price equal to the Redemption Price, as set forth in the Indenture. Except as set forth in this paragraph and in Article III of the Third Supplemental Indenture, the Company may not redeem the Notes at its option prior to the Maturity Date.
          The Notes are not entitled to the benefit of any sinking fund and will not be subject to defeasance or covenant defeasance under Section 403 of the Base Indenture.
          If a Change of Control Triggering Event (as defined below) occurs, the Company will be required to make an offer (the “Change of Control Offer”) to each Holder of the Securities of this series to repurchase all or any part (equal to $1,000 or an integral multiple of $1,000 in excess thereof ) of the Securities of this series held by such Holder on the terms set forth in this Security. In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of the Securities of this series repurchased, plus accrued and unpaid interest, if any, thereon to the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control (as defined below), but after public announcement of the transaction that constitutes or may constitute the Change of Control, a notice will be mailed to the Holders of the Securities of this series describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase such Securities on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”). The notice will, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.
          On the Change of Control Payment Date, the Company will, to the extent lawful:
•	accept for payment all Securities of this series or portions thereof properly tendered pursuant to the Change of Control Offer;

•	deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities of this series or portions thereof properly tendered; and

•	deliver or cause to be delivered to the Trustee the Securities of this series properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Securities of this series or portions thereof being repurchased and that all conditions precedent provided for in the Indenture to the Change of Control

Offer and to the repurchase by the Company of Securities of this series pursuant to the Change of Control Offer have been complied with.
          The Company will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Securities of this series properly tendered and not withdrawn under its offer. In addition, the Company will not repurchase any Securities of this series if there has occurred and is continuing on the Change of Control Payment Date an Event of Default with respect to the Securities of this series, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.
          The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities of this series as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Securities of this series, the Company will comply with those securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Offer provisions of the Securities of this series by virtue of any such conflict.
          For purposes of the Change of Control Offer provisions of the Securities of this series, the following terms will be applicable:
          “Change of Control” means the occurrence of any of the following:
•	the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than the Company or one of its Subsidiaries) becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares;

•	the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company’s assets and the assets of the Company’s Subsidiaries, taken as a whole, to one or more “persons” (as that term is defined in the Indenture) (other than the Company or one of the Company’s Subsidiaries); or

•	the first day on which a majority of the members of the Company’s Board of Directors are not Continuing Directors.
          Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control under the first bullet above if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2) either (A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no “person” (as that terms is used in Section 13(d)(3) of the Exchange Act) (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.
          “Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.
          “Continuing Director” means, as of any date of determination, any member of the Board of Directors who (1) was a member of the Board of Directors on the date the Securities of this series were originally issued or (2) was nominated for election, elected or appointed to the Board of Directors with the approval of a majority of the continuing directors who were members of the Board of Directors at the time of such nomination, election or appointment (either by a specific vote or by approval of the Company’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).
          “Fitch” means Fitch Ratings, and its successors.

          “Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.
          “Moody’s” means Moody’s Investors Service Inc., a subsidiary of Moody’s Corporation, and its successors.
          “Rating Agencies” means (1) each of Fitch, Moody’s and S&P; and (2) if any of Fitch, Moody’s or S&P ceases to rate the Securities of this series or fails to make a rating of such Securities publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act selected by the Company (as certified by a resolution of the Board of Directors) as a replacement agency for Fitch, Moody’s or S&P, or all of them, as the case may be.
          “Rating Event” means the rating on the Securities of this series is lowered by each of the Rating Agencies and such Securities are rated below an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period will be extended so long as the rating of such Securities is under publicly announced consideration for a possible downgrade by any of the Rating Agencies) after the earlier of (1) the occurrence of a Change of Control and (2) public notice of the occurrence of a Change of Control or the Company’s intention to effect a Change of Control; provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Rating Event for purposes of the definition of “Change of Control Triggering Event”) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event). If any Rating Agency is not providing a rating of the Securities of this series on any day during the relevant period for any reason and the Company has not selected a replacement Rating Agency pursuant to the terms of this Security, the rating of such Rating Agency shall be deemed to be below an Investment Grade Rating on such day and such Rating Agency will be deemed to have lowered its rating of the Securities of this series during the relevant period.
          “S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc., and its successors.
          “Voting Stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.
          If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Note s may be declared due and payable in the manner and with the effect provided in the Indenture.
          The Indenture permits, with certain exceptions as therein provided, the entry into one or more supplemental indentures for purposes of amending or modifying the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of all series affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes at the time outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and the consequences thereof. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.
          Notes are issuable only in global or definitive registered form, without coupons, in denominations of $1,000 and any integral multiple thereof. Principal of and premium, if any, and interest on the Notes will be payable, the transfer of such Notes will be registrable, and such Notes will be exchangeable for Notes of a like aggregate principal amount bearing identical terms and provisions, at the office or agency of the Company maintained for such purpose in the Borough of Manhattan, The City of New York.
          No service charge shall be made for any registration of transfer or exchange of the Notes, but the Company may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.
          Except as otherwise provided in the Indenture, Notes represented by Global Notes will not be exchangeable for, and will not otherwise be issuable as, Notes in certificated form. Unless and until such Global Notes are exchanged for Notes in certificated form, Global Notes may be transferred, in whole but not in part, and any payments on the Notes shall be made, only to the Depositary or a nominee of the Depositary, or to a successor Depositary selected or approved by the Company or to a nominee of such successor Depositary.
          Prior to due presentment of this Note for registration of transfer, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
          The Company agrees, and by acceptance of a Note, each Holder will be deemed to have agreed to treat the Notes as indebtedness for U.S. federal income tax purposes, which is not subject to the contingent payment debt regulations.
          THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

ASSIGNMENT
FOR VALUE RECEIVED, the undersigned assigns and transfers this Note to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)
and irrevocably appoints
agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.
Date:

Signature:

Signature Guarantee:

(Sign exactly as your name appears on the other side of this Note)

SIGNATURE GUARANTEE
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT B
THIS DEBENTURE IS A GLOBAL DEBENTURE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), OR A NOMINEE OF THE DEPOSITORY TRUST COMPANY. THIS DEBENTURE IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY TO A NOMINEE OF THE DEPOSITORY TRUST COMPANY OR BY A NOMINEE OF THE DEPOSITORY TRUST COMPANY TO THE DEPOSITORY TRUST COMPANY OR ANOTHER NOMINEE OF THE DEPOSITORY TRUST COMPANY.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
ARCHER-DANIELS-MIDLAND COMPANY
5.765% Debenture due 2041
CUSIP No.: 039483 BC5
ISIN NUMBER: US039483BC58

No.	$[ ]
          Archer-Daniels-Midland Company, a corporation organized and existing under the laws of Delaware (hereinafter called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co., or registered assigns, the principal sum of            DOLLARS ($         ) on March 1, 2041 (such date is hereinafter referred to as the “Maturity Date”), and to pay interest thereon from the Remarketing Settlement Date or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on March 1 and September 1 of each year, commencing September 1, 2011, at the rate of 5.765% per annum (the “Coupon Rate”) until the principal hereof is paid or duly provided for or made available for payment; provided that, on September 1, 2011, the first Interest Payment Date, interest on this Debenture will be paid in an amount equal to (a) interest at the rate of 4.70% per year from and including March 1, 2011 to, but not including, the Remarketing Settlement Date and (b) interest at the Coupon Rate from and including the Remarketing Settlement Date to, but not including, such Interest Payment Date. This Debenture shall bear interest, to the extent permitted by law, on any overdue principal, premium, if any, and interest at the rate of interest then in effect hereon, compounded semiannually. The amount of interest payable for any period shorter than a full Interest Period for which interest is computed will be computed on the basis of a 30-day month and, for any period less than a month, on the basis of the actual number of days elapsed per 30-day month. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Debenture (or one or more predecessor Debentures) is registered at the close of business on the February 15 or August 15 (whether or not a Business Day) (a “Regular Record Date”) next preceding such Interest Payment Date.
          Except as set forth above, payment of the principal of, and premium, if any, and interest on this Debenture will be made at the office or agency of the Company maintained for that purpose in The Borough of Manhattan, The City of New York, which shall initially be the Corporate Trust Office of the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Holder at such address as shall appear in the Security Register or by wire transfer to an account appropriately designated by the Holder entitled to payment at least 10 Business Days prior to the applicable Interest Payment Date. Payments with respect to any Global Debenture will be made by wire transfer to the Depositary.
          Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Debenture shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:	ARCHER-DANIELS-MIDLAND COMPANY
By
Its Vice President and Treasurer

[Seal]	Attest
Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON as Trustee
By:
Authorized Signatory

REVERSE OF DEBENTURE
          This Debenture is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture (the “Base Indenture”), dated as of September 20, 2006, between the Company and The Bank of New York Mellon (as a successor to JPMorgan Chase Bank, N.A.), as Trustee (herein called the “Trustee,” which term includes any successor trustee), as amended and supplemented by the First Supplemental Indenture, dated as of June 3, 2008, between the Company and the Trustee (formerly known as The Bank of New York) (the “First Supplemental Indenture”), the Second Supplemental Indenture, dated as of November 29, 2010, between the Company and the Trustee (the “Second Supplemental Indenture”), and the Third Supplemental Indenture, dated as of April 4, 2011, between the Company and the Trustee (the “Third Supplemental Indenture” and, together with the Base Indenture, First Supplemental Indenture and Second Supplemental Indenture, the “Indenture”), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $1,000,000,000 (herein called the “Debentures”); provided, however, that the Company, without notice to or consent of the Holders, may issue additional Securities of this series and thereby increase such principal amount in the future, on the same terms and conditions (except for issue date, public offering price and, if applicable, the date from which interest accrues and the first Interest Payment Date) and with the same CUSIP number as the Securities of this series.
          All terms used in this Debenture that are defined in the Indenture shall have the meaning assigned to them in the Indenture.
          On or after June 1, 2013, the Company may redeem the Debentures, in whole at any time or in part from time to time, at a price equal to the Redemption Price, as set forth in the Indenture. Except as set forth in this paragraph and in Article III of the Third Supplemental Indenture, the Company may not redeem the Debentures at its option prior to the Maturity Date.
          The Debentures are not entitled to the benefit of any sinking fund and will not be subject to defeasance or covenant defeasance under Section 403 of the Base Indenture.
          If a Change of Control Triggering Event (as defined below) occurs, the Company will be required to make an offer (the “Change of Control Offer”) to each Holder of the Securities of this series to repurchase all or any part (equal to $1,000 or an integral multiple of $1,000 in excess thereof ) of the Securities of this series held by such Holder on the terms set forth in this Security. In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of the Securities of this series repurchased, plus accrued and unpaid interest, if any, thereon to the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control (as defined below), but after public announcement of the transaction that constitutes or may constitute the Change of Control, a notice will be mailed to the Holders of the Securities of this series describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase such Securities on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”). The notice will, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.
          On the Change of Control Payment Date, the Company will, to the extent lawful:
•	accept for payment all Securities of this series or portions thereof properly tendered pursuant to the Change of Control Offer;

•	deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities of this series or portions thereof properly tendered; and

•	deliver or cause to be delivered to the Trustee the Securities of this series properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Securities of this series or portions thereof being repurchased and that all conditions precedent provided for in the Indenture to the Change of Control

Offer and to the repurchase by the Company of Securities of this series pursuant to the Change of Control Offer have been complied with.
          The Company will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Securities of this series properly tendered and not withdrawn under its offer. In addition, the Company will not repurchase any Securities of this series if there has occurred and is continuing on the Change of Control Payment Date an Event of Default with respect to the Securities of this series, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.
          The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities of this series as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Securities of this series, the Company will comply with those securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Offer provisions of the Securities of this series by virtue of any such conflict.
          For purposes of the Change of Control Offer provisions of the Securities of this series, the following terms will be applicable:
          “Change of Control” means the occurrence of any of the following:
•	the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than the Company or one of its Subsidiaries) becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares;

•	the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company’s assets and the assets of the Company’s Subsidiaries, taken as a whole, to one or more “persons” (as that term is defined in the Indenture) (other than the Company or one of the Company’s Subsidiaries); or

•	the first day on which a majority of the members of the Company’s Board of Directors are not Continuing Directors.
          Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control under the first bullet above if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2) either (A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no “person” (as that terms is used in Section 13(d)(3) of the Exchange Act) (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.
          “Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.
          “Continuing Director” means, as of any date of determination, any member of the Board of Directors who (1) was a member of the Board of Directors on the date the Securities of this series were originally issued or (2) was nominated for election, elected or appointed to the Board of Directors with the approval of a majority of the continuing directors who were members of the Board of Directors at the time of such nomination, election or appointment (either by a specific vote or by approval of the Company’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).
          “Fitch” means Fitch Ratings, and its successors.

          “Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.
          “Moody’s” means Moody’s Investors Service Inc., a subsidiary of Moody’s Corporation, and its successors.
          “Rating Agencies” means (1) each of Fitch, Moody’s and S&P; and (2) if any of Fitch, Moody’s or S&P ceases to rate the Securities of this series or fails to make a rating of such Securities publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act selected by the Company (as certified by a resolution of the Board of Directors) as a replacement agency for Fitch, Moody’s or S&P, or all of them, as the case may be.
          “Rating Event” means the rating on the Securities of this series is lowered by each of the Rating Agencies and such Securities are rated below an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period will be extended so long as the rating of such Securities is under publicly announced consideration for a possible downgrade by any of the Rating Agencies) after the earlier of (1) the occurrence of a Change of Control and (2) public notice of the occurrence of a Change of Control or the Company’s intention to effect a Change of Control; provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Rating Event for purposes of the definition of “Change of Control Triggering Event”) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event). If any Rating Agency is not providing a rating of the Securities of this series on any day during the relevant period for any reason and the Company has not selected a replacement Rating Agency pursuant to the terms of this Security, the rating of such Rating Agency shall be deemed to be below an Investment Grade Rating on such day and such Rating Agency will be deemed to have lowered its rating of the Securities of this series during the relevant period.
          “S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc., and its successors.
          “Voting Stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.
          If an Event of Default with respect to the Debentures shall occur and be continuing, the principal of the Debentures may be declared due and payable in the manner and with the effect provided in the Indenture.
          The Indenture permits, with certain exceptions as therein provided, the entry into one or more supplemental indentures for purposes of amending or modifying the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of all series affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Debentures at the time outstanding, on behalf of the Holders of all Debentures, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and the consequences thereof. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this Debenture and of any Debenture issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debenture.
          Debentures are issuable only in global or definitive registered form, without coupons, in denominations of $1,000 and any integral multiple thereof. Principal of and premium, if any, and interest on the Debentures will be payable, the transfer of such Debentures will be registrable, and such Debentures will be exchangeable for

Debentures of a like aggregate principal amount bearing identical terms and provisions, at the office or agency of the Company maintained for such purpose in the Borough of Manhattan, The City of New York.
          No service charge shall be made for any registration of transfer or exchange of the Debentures, but the Company may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.
          Except as otherwise provided in the Indenture, Debentures represented by Global Debentures will not be exchangeable for, and will not otherwise be issuable as, Debentures in certificated form. Unless and until such Global Debentures are exchanged for Debentures in certificated form, Global Debentures may be transferred, in whole but not in part, and any payments on the Debentures shall be made, only to the Depositary or a nominee of the Depositary, or to a successor Depositary selected or approved by the Company or to a nominee of such successor Depositary.
          Prior to due presentment of this Debenture for registration of transfer, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Debenture is registered as the owner hereof for all purposes, whether or not this Debenture is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
          The Company agrees, and by acceptance of a Debenture, each Holder will be deemed to have agreed to treat the Debentures as indebtedness for U.S. federal income tax purposes, which is not subject to the contingent payment debt regulations.
          THIS DEBENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

ASSIGNMENT
FOR VALUE RECEIVED, the undersigned assigns and transfers this Debenture to:
(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)
and irrevocably appoints
agent to transfer this Debenture on the books of the Company. The agent may substitute another to act for him or her.
Date:

Signature:

Signature Guarantee:

(Sign exactly as your name appears on the other side of this Debenture)

SIGNATURE GUARANTEE
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.